Exhibit 10.13

FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

THIS FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of December 4, 2020, is entered into among ARCH RECEIVABLE COMPANY, LLC (the “Seller”), ARCH COAL SALES COMPANY, INC. (the “Servicer”), the various financial institutions party to the Agreement (as defined below) as Conduit Purchasers (the “Conduit Purchasers”), as Related Committed Purchasers (the “Related Committed Purchasers”), as LC Participants (the “LC Participants”), and as Purchaser Agents (the “Purchaser Agents”), and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as Administrator (the “Administrator”) and as LC Bank (the “LC Bank”; together with the Conduit Purchasers, the Related Committed Purchasers and the LC Participants, the “Purchasers”).

RECITALS

1.The parties hereto are parties to the Third Amended and Restated Receivables Purchase Agreement, dated as of October 5, 2016 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Agreement”).
2.The parties hereto desire to amend the Agreement as hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

SECTION 1.Certain Defined Terms.  Capitalized terms that are used but not defined herein shall have the meanings set forth in the Agreement.
SECTION 2.Amendment to the Agreement.
2.1Exhibit I of the Agreement is hereby amended by adding the following defined term in appropriate alphabetical order:

“Fifth Amendment Effective Date” shall mean December 4, 2020.

2.2The definition of “Exception Account” set forth in Exhibit I of the Agreement is hereby amended in its entirety by amending and restating it as follows:

“Exception Account”: means the deposit account maintained at PNC in the name of Arch Resources Inc. with the following account number: 1077763916; provided, that such account shall no longer constitute the Exception Account on and after the Fifth Amendment Effective Date.

2.3Clause (ii) of the definition of “Excess Concentration” set forth in Exhibit I of the Agreement is hereby amended in its entirety by amending and restating it as follows:

(ii) the sum of (a) the amount by which the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool that have a stated maturity which is more than 45

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days but not more than 60 days from the original invoice date of such Eligible Receivables exceeds 35% (or solely during a Minimum Liquidity Period, such lesser percentage (not to be reduced below 10%) from time to time designated by the Administrator or any Purchaser Agent in its sole discretion in a written notice delivered to Seller and each Purchaser Agent) of the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool plus (b) the amount by which the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool that have a stated maturity which is more than 60 days after the original invoice date of such Eligible Receivables exceeds 10% (or solely during a Minimum Liquidity Period, such lesser percentage from time to time designated by the Administrator or any Purchaser Agent in its sole discretion in a written notice delivered to Seller and each Purchaser Agent) of the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool; plus

2.4The definition of “Loss Reserve Percentage” set forth in Exhibit I of the Agreement is hereby amended in its entirety by amending and restating it as follows:

“Loss Reserve Percentage” means, on any date, (i) the product of (A) 2.5 times (B) the highest average of the Default Ratios for any three consecutive calendar months during the twelve most recent calendar months times (C) (x) the aggregate credit sales made by the Originators and the Transferor during the 5 most recent calendar months plus (y) 97.5% times the aggregate credit sales made by the Originators and the Transferor during the 6th most recent calendar month divided by (ii) the Net Receivables Pool Balance as of such date.

2.5Schedule II of the Agreement is hereby replaced in its entirety with Schedule II attached hereto.
SECTION 3.Representations and Warranties.  Each of the Seller and the Servicer hereby represents and warrants to the Administrator, the Purchaser Agents and the Purchasers as follows:
(a)Representations and Warranties.  The representations and warranties made by such Person in the Agreement and each of the other Transaction Documents are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).
(b)Enforceability.  The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its organizational powers and have been duly authorized by all necessary action on its part.  This Amendment and the Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with their respective terms.
(c)No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.
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SECTION 4.Effect of Amendment; Ratification.  All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect.  After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “the Receivables Purchase Agreement”, “this Agreement”, “hereof”, “herein” or words of similar effect, in each case referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as specifically set forth herein.  The Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects.
SECTION 5.Effectiveness.  This Amendment shall become effective as of the date hereof, upon receipt by the Administrator of duly executed counterparts of the Amendment.
SECTION 6.Counterparts.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
SECTION 7.Governing Law.  This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York (including for such purposes Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York).
SECTION 8.Section Headings.  The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.
SECTION 9.Successors and Assigns.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.
SECTION 10.Ratification.  After giving effect to this Amendment and the transactions contemplated by this Amendment, all of the provisions of the Performance Guaranty shall remain in full force and effect and the Performance Guarantor hereby ratifies and affirms the Performance Guaranty and acknowledges that the Performance Guaranty has continued and shall continue in full force and effect in accordance with its terms.
SECTION 11.Transaction Document.  For the avoidance of doubt, each party hereto agrees that this Amendment constitutes a Transaction Document.
SECTION 12.Severability.  Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

ARCH RECEIVABLE COMPANY, LLC,
as Seller

By: /s/ Matthew C. Giljum
Name:Matthew C. Giljum

Title:Vice President & Treasurer

ARCH COAL SALES COMPANY, INC.,
as Servicer

By: /s/ John T. Drexler
Name:John T. Drexler

Title:Vice President & Treasurer

ARCH RESOURCES, INC.,
as Performance Guarantor

By: /s/ Matthew C. Giljum
Name:Matthew C. Giljum

Title:	Senior Vice President & Chief Financial Officer

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PNC BANK, NATIONAL ASSOCIATION,

as Administrator

By: /s/Michael Brown
Name:Michael Brown

Title:Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,

as a Purchaser Agent

By: /s/Michael Brown
Name:Michael Brown

Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,

as the LC Bank and as an LC Participant

By: /s/Michael Brown
Name:Michael Brown

Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,

as a Related Committed Purchaser

By: /s/Michael Brown
Name:Michael Brown

Title: Senior Vice President

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REGIONS BANK,
as a Purchaser Agent

By:/s/Mark A. Kassis
Name: Mark A. Kassis
Title: Managing Director

REGIONS BANK,
as a Related Committed Purchaser

By:/s/Mark A. Kassis
Name: Mark A. Kassis
Title: Managing Director

REGIONS BANK,
as an LC Participant

By:/s/Mark A. Kassis
Name: Mark A. Kassis
Title: Managing Director

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SCHEDULE II
LOCK-BOX BANK, BLOCKED ACCOUNT AND LOCK-BOX ACCOUNT

Lock-Box BankBlocked AccountLock-Box Account

PNC Bank, National Association1019291244642545

PNC Bank, National Association1077763916

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